UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 2024

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26133 US Highway 19 North, Suite 300 Clearwater, Florida	33763-2017
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Nicholas Financial, Inc. (the “Registrant”) held a Special Meeting of Shareholders on April 15, 2024 to vote on two proposals as described in the Registrant’s Registration Statement on Form S-4 (File No. 333-275704), as amended, filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2024 (the “Registration Statement”) and its Proxy Circular/Prospectus filed with the SEC on March 19, 2024 (the “Proxy Circular”). The following tables detail the voting results:

Proposal 1: continuation and domestication of the Registrant from British Columbia to the State of Delaware (the “Domestication”) and Certificate of Corporate Domestication and Certificate of Incorporation as described and set forth in the Registration Statement and Proxy Circular.

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
5,586,184.00	653,004.00	3,087.00	0.00

Proposal 2: sale of all or substantially all of the Registrant’s undertaking as described and set forth in the Registration Statement and Proxy Circular.

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
5,571,690.00	653,134.00	17,451.00	0.00

Item 7.01. Regulation FD Disclosure.

The Registrant anticipates that the Domestication will become effective on April 19, 2024 and shares of the Company’s common stock, as a Delaware corporation, will begin trading at the open of trading on The Nasdaq Global Select Market on April 22, 2024 under the trading symbol “NICK” which is the same trading symbol under which the common shares of the Registrant, as a British Columbia corporation, previously traded. The new CUSIP number for the Company’s common stock, as a Delaware corporation, following the Domestication, will be 65373A109. The par value of the Registrant’s common shares as a British Columbia corporation was no par value per share and the par value of its common stock as a Delaware corporation will be $0.01 par value per share.

Item 8.01. Other Events.

The “Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the Registration Statement and the Proxy Circular and the matters set forth therein.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:
Exhibit #	Description
5.1	Opinion of Kutak Rock LLP regarding validity of the securities being registered
8.1	Opinion of Kutak Rock LLP regarding certain tax matters
8.2	Opinion of Thorsteinssons LLP regarding certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: April 19, 2024	/s/ Irina Nashtatik
Irina Nashtatik
Chief Financial Officer (Principal Financial Officer)